EXHIBIT 10.42

                                   Alan Baron
                                 General Partner
                               Decameron Partners
                                909 Third Avenue
                                   Fifth Floor
                               New York, NY 10022
                               Phone 212 685 8883
                              alan@thedecameron.com


                                             September 18, 2003

Board of Directors
Alternative Technologies Resources Inc
629 J Street
Sacramento, CA 95814

Gentlemen,

     This letter shall confirm my agreement to forgive (cancel) the debt of the Corporation totaling $3,313,773.01, as scheduled on the attached Exhibit A, formerly held by James W. Cameron Jr. I acquired this debt on August 15, 2003.

     The  decision  to  cancel  this  debt  is  made   voluntarily  and  without
reservation. This agreement shall be binding upon my heirs and assigns.



                                   Sincerely,

                                   /s/ Alan Baron

                                   Alan Baron